Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

I, Joseph F. Coradino, the Chief Executive Officer of Pennsylvania Real Estate Investment Trust (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) the Form 10-Q of the Company for the quarter ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 26, 2013

/s/ Joseph F. Coradino

Name:	Joseph F. Coradino

Title:	Chief Executive Officer